UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2013

DUKE REALTY CORPORATION

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 31, 2013, James B. Connor, Senior Regional Executive Vice President of Duke Realty Corporation (the “Company”), was appointed to serve as Senior Executive Vice President and Chief Operating Officer of the Company. Mr. Connor, age 54, joined the Company in 1998 as Senior Vice President, Industrial Operations, and has since held various management positions, including Regional Executive Vice President, Midwest Operations. He is a member of the Company’s Executive, Investment and Operating Committees. Before joining the Company, Mr. Connor held numerous executive and brokerage positions with Cushman & Wakefield over a period of 17 years, most recently serving as Senior Managing Director for the Midwest area. Mr. Connor received his bachelor’s degree in Business Administration and Real Estate Finance from Western Illinois University.

Mr. Connor will be paid a base salary of $425,000 with a target annual incentive bonus of 125% of his base salary and a target long-term equity-based incentive award of 180% of his base salary.

There are no transactions involving Mr. Connor that are required to be disclosed pursuant to Item 404(a) of Regulation S-K, respectively.

Item 7.01.	Regulation FD Disclosure.

On August 7, 2013, the Company issued a press release announcing the appointment of Mr. Connor as Senior Executive Vice President and Chief Operating Officer. The entire text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including the related information set forth in the press release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated August 7, 2013.*

*	The press release is being “furnished” and not “filed” as described in Item 7.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By:	Duke Realty Corporation, its general partner

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: August 7, 2013

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated August 7, 2013.*

*	The press release is being “furnished” and not “filed” as described in Item 7.01 of this Current Report on Form 8-K.